UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2026

REPOSITRAK, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, Utah 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	TRAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 29, 2026, ReposiTrak, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Services Agreement dated March 13, 2026 (the “Agreement”) by and between the Company and SPAR Group, Inc. (the “Client”), which Agreement was entered into in the ordinary course of business. Under the terms of the Agreement, the Company agreed to provide certain services the (“Services”) to the Client for a one-year term beginning March 13, 2026. In accordance with the terms of the Agreement, the Client was to pay the Company in cash for the Services provided thereunder.

Under the terms of the Amendment, the Company can elect to receive payment for the Services in cash, shares of common stock, par value $0.01 per share, of the Client (“Client Stock”), or a combination thereof. Any issuance of Client Stock pursuant to the Amendment shall be valued based upon the volume weighted average price (“VWAP”) of Client Stock for the five (5) trading days immediately preceding the applicable issuance date.

On May 29, 2026, the Company elected to receive payment of the outstanding balance owed to the Company under the Amendment in shares of Client Stock, resulting in the issuance by Client to the Company of 3,190,569 shares of Client Stock at a deemed value of $0.728710119 per share, in consideration of the payment of $2,325,000 otherwise payable to the Company under the terms of the Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and involve risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ are described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update these statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Services Agreement between ReposiTrak, Inc. and SPAR Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPOSITRAK, INC.

Date: June 3, 2026	/s/ John Merrill
John Merrill
Chief Financial Officer